Exhibit 99.3
                 The Schedule to the ISDA Master Agreement

(Multicurrency-Cross Border)

                                   SCHEDULE
                                    to the
                               Master Agreement
                           dated as of June 28, 2006
                                    between
                DEUTSCHE BANK AG, NEW YORK BRANCH ("Party A"),
                                      and

   DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual or corporate capacity but solely as Swap Trustee for the Swap Trust for IndyMac INDX
                  Mortgage Loan Trust 2006-AR21 (`Party B")

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for for IndyMac INDX Mortgage Loan Trust 2006-AR21 dated as of June 1, 2006 among IndyMac MBS, Inc.., as depositor, IndyMac Bank, F.S.B., as Seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Pooling and Servicing Agreement").

Part 1: Termination Provisions

In this Agreement:-

(a) "Specified Entity" means in relation to Party A for the purpose of:-

Section 5(a)(v), Not applicable.
Section 5(a)(vi), Not applicable.
Section 5(a)(vii), Not applicable.
Section 5(b)(iv), Not applicable.

and in relation to Party B for the purpose of:-
Section 5(a)(v), Not applicable.
Section 5(a)(vi), Not applicable.
Section 5(a)(vii), Not applicable.
Section 5(b)(iv), Not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) Events of Default.

      (i) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A but will not apply to Party B.

      (ii) The "Credit Support Default" provisions of Section 5(a)(iii) will not apply to Party A, unless Party A has obtained a guarantee or posted collateral following a Collateralization Event or Ratings Event, and will not apply to Party B.

      (iii) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A but will not apply to Party B.

      (iv) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

      (v) "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

      (vi) Clause (2) of the "Bankruptcy" provisions of Section 5(a)(vii) will not apply to Party B with respect to either party's inability to pay its subordinated debt.

(d) Termination Events.

      (i) The "Tax Event Upon Merger" provisions of Section 5(b)(ii) will apply to Party A but will not apply to Party B.

      (ii) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement, Market Quotation and the Second Method will apply.

(g) "Termination Currency" means USD.

(h) Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

    (A) Approved Ratings Threshold. Upon the occurrence of a Collateralization Event (as defined below) Party A has not, within 30 days after such ratings downgrade (unless, within 30 days after such downgrade, each such Swap Rating Agency has reconfirmed the rating of the Swap Certificates which was in effect immediately prior to such downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the rating of the Swap Certificates were changed due to a circumstance other than the downgrading of Party A's (or its Credit Support Provider's) rating), complied with one of the four solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

    In the event that (A) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade),
    (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "A-1" by S&P or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A+" by S&P (such event, a "Collateralization Event"), then, Party A, at its own cost and subject to the Rating Agency Condition, shall within 30 days either (i) cause another entity to replace Party A as party to this Agreement that satisfies the Swap Counterparty Ratings Requirement and that is approved by the Trustee (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement; (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement, to honor Party A's obligations under this Agreement, provided that such other person is approved by the Trustee such approval not to be unreasonably withheld; (iii) post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition; or (iv) establish any other arrangement satisfactory to the applicable Swap Rating Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates (determined without regard to any financial guaranty insurance policy, if applicable). All collateral posted by Party A shall be returned to Party A immediately upon Party A securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirement.

    "Swap Counterparty Ratings Requirement" shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

      (B) Ratings Event. Upon the occurrence of a Ratings Event (as defined below) Party A has not, within 10 days after such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade, each such Swap Rating Agency has reconfirmed the rating of the Swap Certificates which was in effect immediately prior to such withdrawal or downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the rating of the Swap Certificates were changed due to a circumstance other than the withdrawal or downgrading of Party A's (or its Credit Support Provider's) rating), complied with one of the solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      It shall be a ratings event ("Ratings Event") if at any time after the date hereof Party A shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean that both (A) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade).

      Following a Ratings Event, Party A shall take the following actions at its own expense and subject to the Rating Agency Condition, (A) immediately post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement), and (B) not later than 10 days after the occurrence of such a downgrade or withdrawal by S&P or Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies, or (II) provide a guaranty from a guarantor that satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies.

      The occurrence of the Additional Termination Event described in Part 1(h)(A) and (B) shall have no effect on Party A's obligation to undertake the steps set forth hereunder in the event Party B does not exercise its right to terminate hereunder. Notwithstanding the foregoing, in the event that S&P has other published criteria with respect to the downgrade of a counterparty in effect at the time of such a downgrade of Party A, Party A shall be entitled to elect to take such other measures specified in such published criteria subject to the satisfaction of the Rating Agency Condition.

      (C) Supplemental Pooling and Servicing Agreement without Party A's Prior Written Consent. Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A without the prior written consent of Party A. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.



Part 2: Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to
      Section 3(f) of this Agreement, (ii) the satisfaction(s) of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations.

      Party A Payee Tax Representations. For the purpose of Section 3(f), Party A makes the following representations:

      It is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of any Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

      Party B Payee Tax Representations. For the purpose of Section 3(f), Party B makes the following representation:

      Party B represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.



Part 3: Agreement to Deliver Documents

      (a) Tax forms, documents or certificates to be delivered are:

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Party required to deliver document           Form/Document/Certificate                 Date by which to be delivered
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Party A and Party B                          Any document  required or  reasonably     Promptly  after  the  earlier  of (i)
                                             requested  to allow the  other  party     reasonable  demand by either party or
                                             to   make    payments    under   this     (ii) within 30 days of the execution.
                                             Agreement  without any  deduction  or
                                             withholding  for or on the account of
                                             any Tax or  with  such  deduction  or
                                             withholding at a reduced rate.
--------------------------------------------------------------------------------------------------------------------------------

      (b) Other Documents to be delivered are:

--------------------------------------------------------------------------------------------------------------------------------
Party required to deliver     Form/Document/Certificate                   Date by which to be      Covered by Section 3(d)
document                                                                  delivered                representation
--------------------------------------------------------------------------------------------------------------------------------
Party A and Party B           Any documents required or reasonably        Upon execution.          Yes
                              requested by the receiving party to evidence
                              authority of the delivering party or its Credit
                              Support Provider, if any, to execute and deliver
                              this Agreement, any Confirmation, and any Credit
                              Support Documents to which it is a party, and to
                              evidence the authority of the delivering party
                              to its Credit Support Provider to perform its
                              obligations under this Agreement, such
                              Confirmation and/or Credit Support Document, as
                              the case may be.
--------------------------------------------------------------------------------------------------------------------------------
Party A and Party B           A certificate of an authorized officer of   Upon execution           Yes
                              the party, as to the incumbency and
                              authority of the respective officers of
                              the party signing this agreement, any
                              relevant Credit Support Document, or any
                              Confirmation, as the case may be.
--------------------------------------------------------------------------------------------------------------------------------
Party A and Party B           An opinion of counsel to such party         Upon execution           No
                              reasonably satisfactory in form and
                              substance to the other party.
--------------------------------------------------------------------------------------------------------------------------------
Party B                       Executed copy of the Pooling and            Upon execution           Yes
                              Servicing Agreement
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Part 4: Miscellaneous

(a)   Addresses for Notices. For the purposes of Section 12(a) of this
      Agreement:

      Party A:

      (1)   Address for notices or communications to Party A in respect of
            Section 5(a)(i) shall be sent to:-

           Address:  Deutsche Bank AG, New York Branch
                     60 Wall Street
                     New York, NY 10005

           In addition, with respect to Party A, all notices under Sections 5 or 6 of this Agreement (other than notices under Section 5(a)(i)) shall be sent to:
           Deutsche Bank AG, Head Office
           Taunusanlage 12
           60252 Frankfurt
           Germany
           Attention: Legal Department
           Telex No: 411836 or 416731 or 41233
           Answerback: DBF-D

      Party B:

      Address for notices or communications to Party B:-

      Address: Deutsche Bank National Trust Company as Trustee for IndyMac INDX 2006-AR21
      1761 East St. Andrew Place
      Santa Ana, CA 92705

      Attention: IN06AL
      Telephone No.:  (714) 247-6282
      Facsimile No.: (714) 247-2685

(b)   Process Agent. For the purposes of Section 13(c) of this Agreement:

      Party A appoints as its Process Agent: Not Applicable.

      Party B appoints as its Process Agent: Not Applicable.

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party. Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs and is continuing with respect to Party A, then the Calculation Agent shall be Party B or Party B shall be entitled to appoint a financial institution which would qualify, as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Credit Support Document means

      With respect to Party A: Following a Collateralization Event or Ratings Event any Credit Support Annex or guaranty, if applicable.

      With respect to Party B:  The Pooling and Servicing Agreement.

(g)   Credit Support Provider.

      Credit Support Provider means in relation to Party A: Following a Collateralization Event or Ratings Event any guarantor, if applicable.

      Credit Support Provider means in relation to Party B: Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates.

(k) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(l) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition


Part 5: Other Provisions

(a) Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

      (vi) Eligible Contract Participant. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

      (vii) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

      (viii) Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

            (1) Principal. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

            (2) Non-Reliance. It is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

            (3) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

            (4) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(b) Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

(c) No Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this Schedule is attached, this Schedule and the Confirmation). Accordingly, the provisions for Set-Off in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

(d) No Netting of Payments on Early Termination. Notwithstanding any provision of this Agreement or any other existing or future agreements to the contrary, Payments on Early Termination determined pursuant to Section 6(e) shall be determined separately for each Transaction under this Agreement and the netting provisions of Section 2(c) of this Agreement shall not apply to such payments. If due to the inapplicability of Section 2(c) both Parties will be making a Payment on Early Termination pursuant to Section 6(e), either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case deposit of the payment by the party giving the notice shall be made with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (A) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party by 11:00pm New York Time accompanied by irrevocable payment instructions to the same effect or (B) if the required deposit of the corresponding payment is not made by 11:00pm New York Time, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements.

(e) Transfer. Section 7 is hereby amended by adding at the end thereof the sentence: "In addition, any transfer of this Agreement shall be subject to the Rating Agency Condition." Party A and Party B hereby agree that they will provide written notice to each Rating Agency of any transfer under Section 6(b)(ii).

(f) Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: "In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition."

(g) Amendments to Operative Documents. Party B agrees that it will obtain Party A's written consent (which consent shall not be unreasonably withheld) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations hereunder.

(h) No Bankruptcy Petition. Party A agrees that it will not, until a period of one year and one day or, if longer the applicable preference period, after the payment in full of all of the Swap Certificates, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law. This Part 5(h) shall survive the termination of this Agreement.

(i) Deduction or Withholding for Tax. The provisions of Section 2(d)(i)(4) and 2(d)(ii) will not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

(j) Additional Definitions. Section 14 is hereby amended by adding the following definitions in their appropriate alphabetical order:

      "Moody's" means Moody's Investor Services, Inc.

      "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of any Swap Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of any Swap Certificates (determined without regard to any financial guaranty insurance policy, if applicable).

      "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc.

      "Swap Rating Agency" means Moody's and S&P.

      "USD" means United States Dollars.

(k) Limited Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank National Trust Company ("Deutsche Bank"), not individually or personally but solely as the trustee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Deutsche Bank but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement. This Part 5(k) shall survive the termination of this Agreement.

(l) Regulation AB Compliance. Party A and Party B agree that the terms of the
Item 1115 Agreement dated as of April 27, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS, Inc. and Deutsche Bank AG, New York Branch shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

                               DEUTSCHE BANK NATIONAL TRUST
                               COMPANY, not in its individual or corporate
DEUTSCHE BANK AG, NEW YORK B   capacity but solely as Swap Trustee for the Swap
RANCH                          Trust for IndyMac INDX Mortgage Loan Trust
                               2006-AR21





               ("Party A")                           ("Party B")


By: /s/ Steven Kessler                                  By: /s/ Marion Hogan
    ------------------                                      ----------------
Name: Steven Kessler                                    Name: Marion Hogan
Title: Director                                         Title:  Associate

By: /s/ Kathleen Yohe
    -----------------
Name: Kathleen Yohe
Title: Vice President

                                   EXHIBIT A

                              Item 1115 Agreement